                                                                   Exhibit 10.94
                     SUPPLEMENTAL INDENTURE TO BE DELIVERED
                          BY GUARANTEEING SUBSIDIARIES

         Supplemental Indenture (this "Supplemental Indenture"), dated as of May
5, 2003, among AMI Instruments, Inc., an Oklahoma corporation, Apcom, Inc., a
Maryland corporation, Broadcast Sports Inc., a Delaware corporation, Celerity
Systems Incorporated, a California corporation, EER Systems, Inc., a Virginia corporation, Electrodynamics, Inc., an Arizona corporation, Goodrich Aerospace
Component Overhaul & Repair, Inc., a Delaware corporation, Goodrich Avionics
Systems, Inc., a Delaware corporation, Goodrich FlightSystems, Inc., an Ohio corporation, Henschel Inc., a Delaware corporation, Hygienetics Environmental
Services, Inc., a Delaware corporation, Interstate Electronics Corporation, a
California corporation, KDI Precision Products, Inc., a Delaware corporation,
L-3 Communications AIS GP Corporation, a California corporation, L-3
Communications Analytics Corporation, a California corporation, L-3
Communications Atlantic Science and Technology Corporation, a New Jersey
corporation, L-3 Communications Aydin Corporation, a Delaware corporation, L-3
Communications ESSCO, Inc., a Delaware corporation, L-3 Communications ILEX
Systems, Inc., a Delaware corporation, L-3 Communications IMC Corporation, a
Connecticut corporation, L-3 Communications Integrated Systems L.P., a Delaware
limited partnership, L-3 Communications Investments, Inc., a Delaware
corporation, L-3 Communications Security and Detection Systems Corporation
Delaware, a Delaware corporation, L-3 Communications Security and Detection
Systems Corporation California, a California corporation, L-3 Communications SPD
Technologies, Inc., a Delaware corporation, L-3 Communications Storm Control
Systems, Inc., a California corporation, L-3 Communications TMA Corporation, a
Virginia corporation, L-3 Communications Westwood Corporation, a Nevada
corporation, MCTI Acquisition Corporation, a Maryland Corporation, Microdyne
Communications Technologies Incorporated, a Maryland corporation, Microdyne
Corporation, a Maryland corporation, Microdyne Outsourcing Incorporated, a
Maryland corporation, MPRI, Inc., a Delaware corporation, Pac Ord Inc., a
Delaware corporation, Power Paragon, Inc., a Delaware corporation, Ship
Analytics, Inc., a Connecticut corporation, Ship Analytics International, Inc., a Delaware corporation, Ship Analytics USA, Inc., a Connecticut corporation,
Southern California Microwave, Inc., a California corporation, SPD Electrical
Systems, Inc., a Delaware corporation, SPD Holdings, Inc., a Delaware corporation, SPD Switchgear Inc., a Delaware corporation, SYColeman Corporation, a Florida corporation, Telos Corporation, a California corporation, Troll
Technology Corporation, a California corporation, Wescam Air Ops Inc., a
Delaware corporation, Wescam Air Ops LLC, a Delaware limited liability company,
Wescam Holdings (US) Inc., a Delaware corporation, Wescam Incorporated, a
Florida corporation, Wescam LLC, a Delaware limited liability company, Wescam
Sonoma Inc., a California corporation and Wolf Coach, Inc., a Massachusetts corporation (each, a "Guaranteeing Subsidiary", and collectively, the
"Guaranteeing Subsidiaries"), each a subsidiary of L-3 Communications
Corporation (or its permitted successor), a Delaware corporation (the
"Company"), the Company and The Bank of New York, as trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, the Company has heretofore executed and delivered to the
Trustee an indenture (the "Indenture"), dated as of June 28, 2002 providing for the issuance of an

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aggregate principal amount of up to $750,000,000 of 7 5/8% Senior Subordinated
Notes due 2012 (the "Notes");

         WHEREAS, the Indenture provides that under certain circumstances the
Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company's obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary
Guarantee"); and

         WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the
Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees as follows:

              (a)  Such Guaranteeing Subsidiary, jointly and severally with all other current and future guarantors of the Notes
                   (collectively, the "Guarantors" and each, a "Guarantor"),
                   unconditionally guarantees to each Holder of a Note
                   authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, regardless of the validity and enforceability of the Indenture, the Notes or the
                   Obligations of the Company under the Indenture or the Notes, that:

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                   (i)  the principal of, premium, interest and Additional
                        Amounts, if any, on the Notes will be promptly paid in
                        full when due, whether at maturity, by acceleration,
                        redemption or otherwise, and interest on the overdue
                        principal of, premium, interest and Additional Amounts,
                        if any, on the Notes, to the extent lawful, and all
                        other Obligations of the Company to the Holders or the
                        Trustee thereunder or under the Indenture will be
                        promptly paid in full, all in accordance with the terms
                        thereof; and

                   (ii) in case of any extension of time for payment or renewal of any Notes or any of such other Obligations, that the
                        same will be promptly paid in full when due in
                        accordance with the terms of the extension or renewal,
                        whether at stated maturity, by acceleration or
                        otherwise.

              (b)  Notwithstanding the foregoing, in the event that this
                   Subsidiary Guarantee would constitute or result in a
                   violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of such
                   Guaranteeing Subsidiary under this Supplemental Indenture and its Subsidiary Guarantee shall be reduced to the maximum
                   amount permissible under such fraudulent conveyance or
                   similar law.

         3. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES.

              (a)  To evidence its Subsidiary Guarantee set forth in this
                   Supplemental Indenture, such Guaranteeing Subsidiary hereby agrees that a notation of such Subsidiary Guarantee
                   substantially in the form of Exhibit F to the Indenture shall be endorsed by an officer of such Guaranteeing Subsidiary on each Note authenticated and delivered by the Trustee after the date hereof.

              (b)  Notwithstanding the foregoing, such Guaranteeing Subsidiary hereby agrees that its Subsidiary Guarantee set forth herein shall remain in full force and effect notwithstanding any
                   failure to endorse on each Note a notation of such Subsidiary
                   Guarantee.

              (c)  If an Officer whose signature is on this Supplemental
                   Indenture or on the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Note on
                   which a Subsidiary Guarantee is endorsed, the Subsidiary
                   Guarantee shall be valid nevertheless.

              (d)  The delivery of any Note by the Trustee, after the
                   authentication thereof under the Indenture, shall constitute due delivery of the

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                   Subsidiary Guarantee set forth in this Supplemental Indenture on behalf of each Guaranteeing Subsidiary.

              (e)  Each Guaranteeing Subsidiary hereby agrees that its
                   obligations hereunder shall be unconditional, regardless of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any
                   judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

              (f)  Each Guaranteeing Subsidiary hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company,
                   protest, notice and all demands whatsoever and covenants that its Subsidiary Guarantee made pursuant to this Supplemental
                   Indenture will not be discharged except by complete
                   performance of the Obligations contained in the Notes and the
                   Indenture.

              (g)  If any Holder or the Trustee is required by any court or otherwise to return to the Company or any Guaranteeing
                   Subsidiary, or any custodian, Trustee, liquidator or other similar official acting in relation to either the Company or such Guaranteeing Subsidiary, any amount paid by either to the Trustee or such Holder, the Subsidiary Guarantee made
                   pursuant to this Supplemental Indenture, to the extent
                   theretofore discharged, shall be reinstated in full force and effect.

              (h)  Each Guaranteeing Subsidiary agrees that it shall not be entitled to any right of subrogation in relation to the
                   Holders in respect of any Obligations guaranteed hereby until payment in full of all Obligations guaranteed hereby. Each
                   Guaranteeing Subsidiary further agrees that, as between such
                   Guaranteeing Subsidiary, on the one hand, and the Holders and the Trustee, on the other hand:

                   (i)  the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture
                        for the purposes of the Subsidiary Guarantee made
                        pursuant to this Supplemental Indenture, notwithstanding
                        any stay, injunction or other prohibition preventing
                        such acceleration in respect of the obligations
                        guaranteed hereby; and

                   (ii) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture,
                        such

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                        obligations (whether or not due and payable) shall
                        forthwith become due and payable by such Guaranteeing
                        Subsidiary for the purpose of the Subsidiary Guarantee
                        made pursuant to this Supplemental Indenture.

              (i)  Each Guaranteeing Subsidiary shall have the right to seek contribution from any other non-paying Guaranteeing
                   Subsidiary so long as the exercise of such right does not
                   impair the rights of the Holders or the Trustee under the
                   Subsidiary Guarantee made pursuant to this Supplemental
                   Indenture.

         4.   GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

              (a)  Except as set forth in Articles 4 and 5 of the Indenture, nothing contained in the Indenture, this Supplemental
                   Indenture or in the Notes shall prevent any consolidation or merger of any Guaranteeing Subsidiary with or into the
                   Company or any other Guarantor or shall prevent any transfer, sale or conveyance of the property of any Guaranteeing
                   Subsidiary as an entirety or substantially as an entirety, to the Company or any other Guarantor.

              (b)  Except as set forth in Article 4 of the Indenture, nothing contained in the Indenture, this Supplemental Indenture or in the Notes shall prevent any consolidation or merger of any
                   Guaranteeing Subsidiary with or into a corporation or
                   corporations other than the Company or any other Guarantor
                   (in each case, whether or not affiliated with the
                   Guaranteeing Subsidiary), or successive consolidations or
                   mergers in which a Guaranteeing Subsidiary or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of any Guaranteeing
                   Subsidiary as an entirety or substantially as an entirety, to a corporation other than the Company or any other Guarantor
                   (in each case, whether or not affiliated with the
                   Guaranteeing Subsidiary) authorized to acquire and operate the same; provided, however, that each Guaranteeing
                   Subsidiary hereby covenants and agrees that (i) subject to the Indenture, upon any such consolidation, merger, sale or conveyance, the due and punctual performance and observance of all of the covenants and conditions of the Indenture and this Supplemental Indenture to be performed by such
                   Guaranteeing Subsidiaries, shall be expressly assumed (in the event that such Guaranteeing Subsidiary is not the surviving corporation in the merger), by supplemental indenture
                   satisfactory in form to the Trustee, executed and delivered to the Trustee, by the corporation formed by such
                   consolidation, or into

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                   which such Guaranteeing Subsidiary shall have been merged, or by the corporation which shall have acquired such property and (ii) immediately after giving effect to such
                   consolidation, merger, sale or conveyance no Default or Event of Default exists.

              (c)  In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by
                   supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary
                   Guarantee made pursuant to this Supplemental Indenture and the due and punctual performance of all of the covenants and conditions of the Indenture and this Supplemental Indenture to be performed by such Guaranteeing Subsidiary, such
                   successor corporation shall succeed to and be substituted for such Guaranteeing Subsidiary with the same effect as if it had been named herein as the Guaranteeing Subsidiary. Such successor corporation thereupon may cause to be signed any or all of the Subsidiary Guarantees to be endorsed upon the
                   Notes issuable under the Indenture which theretofore shall not have been signed by the Company and delivered to the
                   Trustee. All the Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under the
                   Indenture and this Supplemental Indenture as the Subsidiary
                   Guarantees theretofore and thereafter issued in accordance with the terms of the Indenture and this Supplemental
                   Indenture as though all of such Subsidiary Guarantees had
                   been issued at the date of the execution hereof.

         5. RELEASES.

              (a)  Concurrently with any sale of assets (including, if
                   applicable, all of the Capital Stock of a Guaranteeing
                   Subsidiary), all Liens, if any, in favor of the Trustee in the assets sold thereby shall be released; provided that in the event of an Asset Sale, the Net Proceeds from such sale or other disposition are treated in accordance with the
                   provisions of Section 4.10 of the Indenture. If the assets sold in such sale or other disposition include all or
                   substantially all of the assets of a Guaranteeing Subsidiary or all of the Capital Stock of a Guaranteeing Subsidiary,
                   then the Guaranteeing Subsidiary (in the event of a sale or other disposition of all of the Capital Stock of such
                   Guaranteeing Subsidiary) or the Person acquiring the property
                   (in the event of a sale or other disposition of all or
                   substantially all of the assets of such Guaranteeing
                   Subsidiary) shall be released from and relieved of its
                   Obligations under this Supplemental Indenture and its
                   Subsidiary Guarantee made pursuant hereto; provided that in the event of an Asset Sale, the Net Proceeds from such sale or other disposition are treated in accordance with the

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                   provisions of Section 4.10 of the Indenture. Upon delivery by the Company to the Trustee of an Officers' Certificate to the
                   effect that such sale or other disposition was made by the
                   Company or the Guaranteeing Subsidiary, as the case may be, in accordance with the provisions of the Indenture and this
                   Supplemental Indenture, including without limitation, Section
                   4.10 of the Indenture, the Trustee shall execute any
                   documents reasonably required in order to evidence the
                   release of the Guaranteeing Subsidiary from its Obligations under this Supplemental Indenture and its Subsidiary
                   Guarantee made pursuant hereto. If the Guaranteeing
                   Subsidiary is not released from its obligations under its
                   Subsidiary Guarantee, it shall remain liable for the full
                   amount of principal of and interest on the Notes and for the other obligations of such Guaranteeing Subsidiary under the
                   Indenture as provided in this Supplemental Indenture.

              (b)  Upon the designation of a Guaranteeing Subsidiary as an
                   Unrestricted Subsidiary in accordance with the terms of the
                   Indenture, such Guaranteeing Subsidiary shall be released and relieved of its obligations under its Subsidiary Guarantee and this Supplemental Indenture. Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of
                   Counsel to the effect that such designation of such
                   Guaranteeing Subsidiary as an Unrestricted Subsidiary was
                   made by the Company in accordance with the provisions of the
                   Indenture, including without limitation Section 4.07 of the
                   Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of such
                   Guaranteeing Subsidiary from its obligations under its
                   Subsidiary Guarantee. Any Guaranteeing Subsidiary not
                   released from its Obligations under its Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other Obligations of any
                   Guaranteeing Subsidiary under the Indenture as provided
                   herein.

              (c)  Each Guaranteeing Subsidiary shall be released and relieved of its obligations under this Supplemental Indenture in
                   accordance with, and subject to, Section 4.18 of the
                   Indenture.

         6. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of any Guaranteeing
Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Subsidiary Guarantees, the
Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the
Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not

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be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

         7. SUBORDINATION OF SUBSIDIARY GUARANTEES; ANTI-LAYERING. No
Guaranteeing Subsidiary shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of a Guaranteeing Subsidiary and senior in any respect in right of payment to any of the Subsidiary Guarantees.
Notwithstanding the foregoing sentence, the Subsidiary Guarantee of each
Guaranteeing Subsidiary shall be subordinated to the prior payment in full of all Senior Debt of that Guaranteeing Subsidiary (in the same manner and to the same extent that the Notes are subordinated to Senior Debt), which shall include all guarantees of Senior Debt.

         8. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         9. COUNTERPARTS. The parties may sign any number of copies of this
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         10. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         11. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental
Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed and attested, all as of the date first above written.

Dated: May 5, 2003                  L-3 COMMUNICATIONS CORPORATION

                                    By:/s/ Christopher C. Cambria
                                    ------------------------------
                                    Name:
                                    Title:

Dated: May 5, 2003        AMI INSTRUMENTS, INC.
                          APCOM, INC.
                          BROADCAST SPORTS INC.
                          CELERITY SYSTEMS INCORPORATED
                          EER SYSTEMS, INC.
                          ELECTRODYNAMICS, INC.
                          GOODRICH AEROSPACE COMPONENT OVERHAUL & REPAIR, INC.
                          GOODRICH AVIONICS SYSTEMS, INC.
                          GOODRICH FLIGHTSYSTEMS, INC.
                          HENSCHEL INC.
                          HYGIENETICS ENVIRONMENTAL SERVICES, INC.
                          INTERSTATE ELECTRONICS CORPORATION
                          KDI PRECISION PRODUCTS, INC.
                          L-3 COMMUNICATIONS AIS GP CORPORATION
                          L-3 COMMUNICATIONS ANALYTICS CORPORATION
                          L-3 COMMUNICATIONS ATLANTIC SCIENCE AND TECHNOLOGY CORPORATION
                          L-3 COMMUNICATIONS AYDIN CORPORATION
                          L-3 COMMUNICATIONS ESSCO, INC.
                          L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
                          L-3 COMMUNICATIONS IMC CORPORATION
                          L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.
                          L-3 COMMUNICATIONS INVESTMENTS, INC.
                          L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS CORPORATION DELAWARE
                          L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS CORPORATION CALIFORNIA
                          L-3 COMMUNICATIONS SPD TECHNOLOGIES, INC.
                          L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC.
                          L-3 COMMUNICATIONS TMA CORPORATION
                          L-3 COMMUNICATIONS WESTWOOD CORPORATION
                          MCTI ACQUISITION CORPORATION
                          MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED
                          MICRODYNE CORPORATION
                          MICRODYNE OUTSOURCING INCORPORATED
                          MPRI, INC.
                          PAC ORD INC.
                          POWER PARAGON, INC.
                          SHIP ANALYTICS, INC.

                                                                              11

                          SHIP ANALYTICS INTERNATIONAL, INC.
                          SHIP ANALYTICS USA, INC.
                          SOUTHERN CALIFORNIA MICROWAVE, INC.
                          SPD ELECTRICAL SYSTEMS, INC.
                          SPD HOLDINGS, INC.
                          SPD SWITCHGEAR INC.
                          SYCOLEMAN CORPORATION
                          TELOS CORPORATION
                          TROLL TECHNOLOGY CORPORATION
                          WESCAM AIR OPS INC.
                          WESCAM AIR OPS LLC
                          WESCAM INCORPORATED
                          WESCAM LLC
                          WESCAM SONOMA INC.
                          WESCAM HOLDINGS (US) INC.
                          WOLF COACH, INC.
                              As Guaranteeing Subsidiaries

                          By:/s/ Christopher C. Cambria
                          -------------------------------
                             Name:
                             Title:

Dated: May 5, 2003        THE BANK OF NEW YORK,
                          as Trustee

                          By: /s/ Kisha A. Holder
                          -------------------------------
                              Name:
                              Title: